                                                                    EXHIBIT 24



                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.



Capacity: Director                         Robert P. Bauman
                                          ---------------------------
                                                    Name


                                           /s/ R. P. Bauman
                                          ---------------------------
                                                  Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 1994.

Capacity: Director                      Nicholas F. Brady
                                        ---------------------------------
                                                     Name

                                        /s/ Nicholas F. Brady
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Warren E. Buffett
                                        ---------------------------------
                                                     Name

                                        /s/ Warren E. Buffett
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Daniel B. Burke
                                        ---------------------------------
                                                     Name

                                        /s/ Daniel B. Burke
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Frank T. Cary
                                        ---------------------------------
                                                     Name

                                        /s/ Frank T. Cary
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1994.

Capacity: Director                      John B. Fairchild
                                        ---------------------------------
                                                     Name

                                        /s/ John B. Fairchild
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 1994.

Capacity: Director                      Leonard H. Goldenson
                                        ---------------------------------
                                                     Name

                                        /s/ Leonard H. Goldenson
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Frank S. Jones
                                        ---------------------------------
                                                     Name

                                        /s/ Frank S. Jones
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Ann Dibble Jordan
                                        ---------------------------------
                                                     Name

                                        /s/ Ann Dibble Jordan
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      John H. Muller, Jr.
                                        ---------------------------------
                                                     Name

                                        /s/ John H. Muller, Jr.
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1994.

Capacity: Director                      Wyndham Robertson
                                        ---------------------------------
                                                     Name

                                        /s/ Wyndham Robertson
                                        ---------------------------------
                                                   Signature

                                                                    Exhibit 24




                          CAPITAL CITIES/ABC, INC.

              POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CAPITAL CITIES/ABC, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Daniel B. Burke, Thomas S. Murphy and Ronald
J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the 1991 Stock Option Plan of the Company, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director, in the capacity indicated below opposite the name of such director, to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or such amendments; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 1994.

Capacity: Director                      M. Cabell Woodward, Jr.
                                        ---------------------------------
                                                     Name

                                        /s/ M. Cabell Woodward, Jr.
                                        ---------------------------------
                                                   Signature